UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2012
(December 21, 2012)

PLX TECHNOLOGY, INC.
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(Exact Name of Registrant as Specified in its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
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               (Commission File Number)    (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
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(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
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(Registrant's telephone number, including area code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 21, 2012, PLX Technology, Inc. (the “Company”) announced the appointment of David Raun, age 50, to the position of President and Chief Executive Officer, effective immediately.   On December 21, 2012, Mr. Raun was also appointed to the Board of Directors (the "Board") of the Company.

Prior to Mr. Raun’s appointment as President and Chief Executive Officer, he had served as our interim President and Chief Executive Officer since October 2012 and, prior to that appointment, as our Senior Executive Vice President and General Manager of Product Lines since March 2012. Prior to that, he was our Vice President, Marketing and Business Development since May 2007, having served as our Vice President, Marketing since November 2004. From January 2002 to November 2004, Mr. Raun was Vice President of Marketing at Pericom Semiconductor. From April 2001 to September 2001, Mr. Raun was Executive Vice President & General Manager at Actovate, a technology-based marketing company.  From September 1989 to November 2000, Mr. Raun worked at Waferscale Integration, Inc., where his last position was Vice President of PSD & Memory Products. From 1985 to 1989, Mr. Raun held various sales, sales management, and marketing positions at AMD. Mr. Raun received a B.S. in Electrical and Computer Engineering from the University of California, Santa Barbara.

A copy of the press release announcing Mr. Raun's appointment is attached to this report as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 21, 2012, the Board approved an amendment to Sections 3.1 of the Amended and Restated Bylaws of the Company to expand the number of directors of the corporation to eight (8) directors.  This amendment was undertaken in connection with the appointment of Mr. Raun to the Board. A copy of the amendment is attached as exhibit 3.1 and the above description of the amendment is qualified in its entirety by reference to the full text of amendment as set forth in exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of PLX Technology, Inc.

99.1	Press Release, dated as of December 21, 2012, announcing the appointment of David Raun as the Company's president and chief executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By:    /s/ ARTHUR WHIPPLE
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        Arthur Whipple
        Chief Financial Officer

Dated:  December 27, 2012